QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 7, 2001 relating to the financial statements, which appears in Allfirst Financial Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP

Baltimore, Maryland
August 24, 2001

QuickLinks

  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS